UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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PACIFIC OFFICE PROPERTIES TRUST, INC.

(Name of Registrant as Specified In Its Charter)

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PACIFIC OFFICE PROPERTIES TRUST, INC. 841 Bishop Street, Suite 1700 Honolulu, Hawaii 96813
___________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2013
___________________

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Pacific Office Properties Trust, Inc. (the “Company”) will be held on Thursday, May 23, 2013 at 10:00 a.m. local time at 841 Bishop Street, 17th Floor, Honolulu, Hawaii 96813 for the following purposes as more fully described in the accompanying Proxy Statement:

1.	To elect two directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To cast an advisory vote to approve the compensation of the Company’s named executive officers;

4.	To cast an advisory vote regarding the frequency of say-on-pay votes; and

5.	To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.
You may vote if you were a stockholder of record as of the close of business on April 11, 2013. If you do not plan to attend the meeting and vote your shares of stock in the Company in person, please vote in one of the following ways:

•	Use the toll-free telephone number shown on your proxy card (this call is free if made in the United States, Canada or Puerto Rico);

•	Go to the website address shown on your proxy card and vote via the Internet; or

•	Mark, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope.
If your shares of stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to have your shares of common stock voted.
Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
By Order of the Board of Directors

Kimberly F. Aquino
Corporate Secretary

Honolulu, HI
April 22, 2013

Important notice regarding the availability of proxy materials for the
Annual Meeting of Stockholders to be held on May 23, 2013

Our Proxy Statement and Annual Report to Stockholders are available at www.pacificofficeproperties.com

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PROXY STATEMENT

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PACIFIC OFFICE PROPERTIES TRUST, INC.
841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
____________
PROXY STATEMENT
____________

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 22, 2013 and are furnished in connection with the solicitation of proxies by the board of directors of Pacific Office Properties Trust, Inc. for use at the Annual Meeting of stockholders of Pacific Office Properties to be held on Thursday, May 23, 2013 at 10:00 a.m. local time at 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813, which we refer to as the “Annual Meeting,” and at any adjournments or postponements thereof. The proxy statement and our 2012 Annual Report to Stockholders, or the “2012 Annual Report,” are also available on the Internet at www.pacificofficeproperties.com.
When we use the words “we,” “us,” “our,” “Pacific Office Properties” or “Company,” we are referring to Pacific Office Properties Trust, Inc.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the meeting?
If our records show that you were a holder of either our Class A Common Stock, our Class B Common Stock or our Senior Common Stock, which together we refer to as our “common stock,” or our proportionate voting preferred stock, which together with our common stock, we refer to as “stock,” at the close of business on April 11, 2013, which is referred to in this proxy statement as the “record date,” you are entitled to receive notice of the meeting and to vote the shares of stock that you held on the record date even if you sell such shares after the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon. We have one outstanding share of proportionate voting preferred stock, held by Pacific Office Holding, Inc., which we refer to as “Pacific Office Holding,” and that share of proportionate voting preferred stock entitles Pacific Office Holding to cast votes equal to the total number of shares of common stock issuable upon exchange of the common limited partnership units, or “Common Units,” and convertible preferred limited partnership units, or “Preferred Units,” issued on March 19, 2008 by Pacific Office Properties, L.P., which we refer to as our “Operating Partnership.” Stockholders do not have the right to cumulate votes in the election of directors.
What is the purpose of the meeting?
At the Annual Meeting, you will be asked:

•	to vote upon the election of two directors;

•	to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	to cast an advisory vote to approve the compensation of the Company’s named executive officers;

•	to cast an advisory vote regarding the frequency of say-on-pay votes; and

•	to consider and act upon any other matters that may properly be brought before the meeting and at any adjournments or postponements thereof.

What constitutes a quorum?
The presence, in person or by proxy, of holders of common stock and proportionate voting preferred stock representing a majority of the votes entitled to be cast at this meeting is necessary to constitute a quorum for the transaction of business at the meeting. As of the record date, there were 6,352,081 shares of common stock outstanding (consisting of 3,941,142 shares of Class A Common Stock, 100 shares of Class B Common Stock and 2,410,839 shares of Senior Common Stock), and one share of proportionate voting preferred stock outstanding and entitled to vote at the meeting. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon, and our outstanding share of proportionate voting preferred stock entitles its holder to cast 46,173,693 votes for each matter to be voted upon.
What vote is needed to approve each proposal?
A plurality of all of the votes cast at the meeting at which a quorum is present is necessary for the election of directors. A majority of all of the votes cast at the meeting at which a quorum is present is required for the ratification of our independent registered public accounting firm and the approval of the compensation of our named executive officers. With respect to the advisory vote regarding the frequency of say-on-pay votes, assuming a quorum is present, the option of one year, two years or three years that receives the highest number of votes cast at the meeting will be considered the frequency that is preferred by our stockholders. Any other matters properly presented at the meeting for stockholder approval will require the approval of a majority of the votes cast at the meeting, unless more than a majority of the votes cast is required to approve such other matters under Maryland law. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions do not constitute a vote “for” or “against” and will not be counted as “votes cast.” Therefore, assuming a quorum is present, abstentions will have no effect on any of these proposals. Broker “non-votes,” or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such broker or nominee does not have discretionary voting power, such as the election of directors, the advisory vote to approve the compensation of our named executive officers and the advisory vote regarding the frequency of say-on-pay votes, will be treated in the same manner as abstentions for purposes of the Annual Meeting. None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter.
Can I revoke my vote after I submit my proxy card?
If you cast a vote by proxy, you may revoke it at any time before it is voted by:

•	filing a written notice revoking the proxy with our Corporate Secretary at our address;

•	properly signing and forwarding to us at our address a proxy with a later date; or

•	appearing in person and voting by ballot at the meeting.
If you attend the meeting, you may vote in person whether or not you have previously given a proxy, but your presence (without further action) at the meeting will not constitute revocation of a previously given proxy. If you hold your shares through a bank, broker or other nominee holder, only they can revoke your proxy on your behalf.
How do I vote?
Voting in Person at the Meeting. If you are a registered stockholder and attend the Annual Meeting, you may vote in person at the meeting. If your shares of common stock are held in street name and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of common stock of record.
Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock in your own name as a holder of record with our transfer agent, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock in one of the following ways:

•
By Mail. If you would like to authorize a proxy to vote your shares by mail, then please mark, sign and date your proxy card and return it promptly to Computershare Investor Services in the postage-paid envelope provided.

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By Telephone. You may authorize a proxy to vote your shares by telephone by calling the toll-free number listed on your proxy card. Telephone proxy authorization is available 24 hours each day until 12:00 a.m., Eastern Time, on May 23, 2013. When you call, please have your proxy card in hand, and you will receive a series of voice instructions which will allow you to authorize a proxy to vote your shares of common stock. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

•
By Internet. You also have the option to authorize a proxy to vote your shares by the Internet. The website for Internet proxy authorization is printed on your proxy card. Internet proxy authorization is available 24 hours each day until 12:00 a.m., Eastern Time, on May 23, 2013. As with telephone proxy authorization, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Voting by Proxy for Shares Registered in Street Name. If your shares of common stock are held in street name, you must follow the voting instructions provided to you by your broker, bank or other nominee holder in order to have your shares of common stock voted on all items. Only your broker, bank or other nominee holder can vote your shares. Without your instructions, your broker is permitted to use its own discretion and vote your shares on certain routine matters (such as the ratification of our independent registered public accounting firm) but is not permitted to use discretion and vote your shares on non-routine matters (such as the election of directors, the advisory vote to approve the compensation of our named executive officers and the advisory vote regarding the frequency of say-on-pay votes).
Please see the enclosed proxy card for further instructions on how to submit your vote.
How is my vote counted?
If you properly execute a proxy in the accompanying form, and we receive it prior to voting at the meeting, or if you authorize your proxy to vote your shares electronically through the Internet or by telephone, the shares of stock that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted “for” the election of the nominees for directors listed in Proposal 1, “for” ratification of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, “for” approval of the compensation of our named executive officers as disclosed in this proxy statement, “3 years” with respect to the advisory vote of how frequently we will submit advisory votes on executive compensation in the future, and as recommended by our board of directors with regard to all other matters in its discretion. It is not anticipated that any matters other than those set forth in the proxy statement will be presented at the meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
How are proxies solicited and who paid for this proxy solicitation?
Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokering houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons.
What are the requirements for presenting director nominations and stockholder proposals?
Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of stockholders to be held in 2014 must be received by our Corporate Secretary at our Company’s principal executive offices at Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813, by December 23, 2013.
In addition, our bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to our Corporate Secretary at the Company’s offices at the address listed above. Under our bylaws, to be timely, notice must have been delivered not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of mailing of the notice for the previous year’s annual meeting, or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder must be delivered no earlier than 150 days prior to the date of such annual meeting nor after the later of 120 days prior to such annual meeting or 10 days following the date such meeting is first publicly announced. The Company must receive any proposals for consideration at the 2014 annual meeting of stockholders no earlier than November 23, 2013 and no later than December 23, 2013. In addition, the form of proxy that the board of directors will solicit in connection with the Company’s 2014 annual meeting of stockholders will confer discretionary authority to vote on any proposal received after December 23, 2013.
Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, the requirements of our bylaws, and the applicable requirements of Maryland law.
Can I receive future stockholder communications electronically through the Internet?
Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet at www.proxyvote.com. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request that future stockholder communications be sent to you electronically.
Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.
What other information should I review before voting?
For your review, our 2012 Annual Report, which includes financial statements for the fiscal year ended December 31, 2012, is being mailed to you concurrently with the mailing of this proxy statement. The 2012 Annual Report, however, is not part of the proxy solicitation material. You may also obtain, free of charge, a copy of our 2012 Annual Report on our website at http://www.pacificofficeproperties.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission, or the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS
Introduction
Effective April 1, 2012, we became externally advised by Shidler Pacific Advisors, LLC, referred to as Shidler Pacific Advisors or our Advisor, an entity that is owned and controlled by Jay H. Shidler, our Chairman of the Board. Shidler Pacific Advisors is responsible for our day-to-day operation and management. In connection with the externalization of our management, James R. Ingebritsen resigned from our board of directors and as our President and Chief Executive Officer, Michael C. Burer resigned as our Chief Financial Officer and Treasurer, and Matthew J. Root resigned as our Chief Investment Officer, in each case, effective as of March 29, 2012. Lawrence J. Taff, previously our Executive Vice President, was appointed by the board of directors as our President, Chief Executive Officer, Chief Financial Officer and Treasurer, effective as of March 29, 2012. Mr. Taff also serves as President of Shidler Pacific Advisors. In connection with our cost savings objectives, two of our directors, Paul M. Higbee and Clay W. Hamlin, indicated their desire not to stand for re-election at the 2012 Annual Meeting, and their terms expired at the 2012 Annual Meeting. In addition, on January 28, 2013, Robert L. Denton resigned from our board of directors.
On February 25, 2013, our board of directors determined that the number of directors comprising the board of directors shall be two, and has nominated our two remaining directors – Jay H. Shidler and Michael W. Brennan – for re-election at the Annual Meeting, to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.
Vote Required
Directors will be elected by a plurality of the votes cast at the Annual Meeting if a quorum is present. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as “yes” votes; votes that are withheld from the nominees will not be voted with respect to the director or directors indicated, but they will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to the election of directors.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 1. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.
Information Regarding the Nominees and Executive Officers
The following biographical descriptions set forth certain information with respect to the nominees for election as directors at the Annual Meeting, both of whom currently serve as directors of the Company, and our executive officers (neither of whom are directors), based on information furnished to Pacific Office Properties by each nominee and executive officer as of March 2013. Each executive officer holds office until the regular meeting of the board of directors following the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier resignation or removal.
Jay H. Shidler, 67, has been Chairman of our board of directors since March 2008. Mr. Shidler also served as our President and Chief Executive Officer on an interim basis from September 2009 through March 2010. Mr. Shidler is the founder and Managing Partner of The Shidler Group, a national real estate investment firm. Since forming The Shidler Group in 1972, Mr. Shidler and his affiliates have acquired and managed over 2,000 properties in 40 states and Canada. Mr. Shidler has founded and has been the initial investor in numerous public and private companies. In addition to the Company, these include three other public REITs — TriNet Corporate Realty Trust, Inc. (formerly NYSE: TRI), now part of iStar Financial; First Industrial Realty Trust, Inc. (NYSE: FR), and Corporate Office Properties Trust (NYSE: OFC). Mr. Shidler serves as Chairman of the board of trustees of Corporate Office Properties Trust. Mr. Shidler also served as Chairman of the board of directors of First Industrial Realty Trust, Inc. from 1993 through January 2009, and as a director until May 2010. Mr. Shidler is an active supporter of a number of educational, cultural and charitable organizations. He received a bachelor’s degree in business administration from the University of Hawaii. In honor of Mr. Shidler, in 2006, the University of Hawaii renamed its business school the Shidler College of Business.
We believe that Mr. Shidler’s demonstrated board leadership, significant expertise in the field of real estate investment and finance and his experience with public REITs is invaluable to us, and highly qualifies him as a member of our board of directors.
Michael W. Brennan, 56, has been a member of our board of directors since March 2008. Since January 2010, Mr. Brennan has served as Chairman of Brennan Investment Group, LLC, a group specializing in industrial properties. From 1999 to 2008, Mr. Brennan served as President, Chief Executive Officer and a member of the board of directors of First Industrial Realty Trust, Inc. (NYSE: FR) and from 1994, the year he co-founded First Industrial, to 1999, he served as its Chief Operating Officer and Chief Acquisitions Officer. Mr. Brennan joined The Shidler Group as its principal acquisitions executive in 1986 and was named partner of its Mid-West region in 1988. He began his career as an investment specialist with CB Commercial (now CB Richard Ellis Group, Inc.), a commercial real estate brokerage firm. Mr. Brennan has orchestrated more than $12 billion in industrial real estate transactions in the course of his 27-year career and is considered an industry expert, having appeared on CNBC, CNNfn and Bloomberg Television. In May 2009, Mr. Brennan was appointed Executive Director of the James A. Graaskamp School of Real Estate at the University of Wisconsin. From 2005 to 2009, Mr. Brennan served as a director of Strategic Hotels & Resorts, Inc. (NYSE: BEE). He also serves as a director of the Chicago Public Library Foundation. He holds a bachelor’s degree in finance from the University of Notre Dame.
We believe that Mr. Brennan’s experience in acquiring and operating commercial real estate, and experience with a public REIT, including as Chief Executive Officer and a director of First Industrial Realty Trust, Inc., adds valuable insight to our board and highly qualifies him as a member of our board of directors.
Executive Officers
Lawrence J. Taff, 55, has served as our President, Chief Executive Officer, Chief Financial Officer and Treasurer, and as President of our Advisor, since March 2012. Prior to that, Mr. Taff served as our Executive Vice President since January 2009. Mr. Taff also served as our Chief Financial Officer on an interim basis from September 2009 to April 2010. Mr. Taff has been a partner of The Shidler Group since 1995, responsible for overseeing financial management and property operations in Hawaii. Mr. Taff began his career with Arthur Andersen LLP in 1980. Rising to the position of Tax Partner in 1993, he was responsible for real estate consulting as well as tax compliance and consulting. Mr. Taff received a bachelor’s degree in accounting from California Polytechnic University, Pomona and is a certified public accountant.
Kimberly F. Aquino, 48, has served as our Vice President and Corporate Secretary, and as Vice President and Corporate Secretary of our Advisor, since March 2012. Prior to that, Ms. Aquino served as our Corporate Secretary since February 2011. She also served in that capacity from March 2008 to May 2009. Ms. Aquino has been a partner of The Shidler Group since 2009 and has served in various capacities in The Shidler Group since 1991, most recently as Senior Vice President from 2004 to 2009 and Assistant Vice President and Vice President from 1995 to 2004. Prior to joining The Shidler Group, Ms. Aquino managed the national and international referral network at a large real estate brokerage firm.
Corporate Governance — Board of Directors
Effective as of April 1, 2012, our day-to-day operations are managed by Shidler Pacific Advisors under the ultimate oversight and direction of our board of directors. The board reviews management’s strategy, approves and implements governance policies, monitors its own performance and the performance of top management, and provides oversight of financial reporting and legal compliance.
Independence and Composition

Our board is comprised of two directors, Messrs. Shidler and Brennan, one of whom — Mr. Brennan — is an “independent” director under the listing standards of the NYSE MKT (formerly known as the NYSE Amex), the exchange on which our Class A Common Stock was previously listed.
Board Committees
Following the withdrawal of the listing of our Class A Common Stock from the NYSE Amex in April 2012, our board of directors dissolved the audit, compensation and nominating and corporate governance committees of our board of directors. Our board of directors is currently comprised of two directors. In light of its small size, our board has determined that it is appropriate for the board of directors as a whole to fulfill the functions previously delegated to the standing committees. As such, we do not have an audit committee or an audit committee financial expert serving on such committee.
Board Leadership Structure and Role in Risk Oversight
In accordance with our bylaws, our board of directors elects our Chairman of the Board and our Chief Executive Officer, and each of these positions may be held by the same or separate persons.  Although our board has not adopted a policy as to whether the role of the Chairman and Chief Executive Officer should be separate, Mr. Taff, who was appointed as our Chief Executive Officer effective as of March 29, 2012 in connection with the externalization of our management, does not serve on our board of directors (unlike his predecessor). The board of directors believes that the current structure is appropriate, as we have no employees and are externally managed by Shidler Pacific Advisors.  We believe that this structure allows the Chairman to focus on providing advice to and oversight of management, while allowing our Chief Executive Officer to focus on our day-to-day business.
Our board of directors has an active role in overseeing management of the Company’s risks, in part through its oversight of our Advisor and our executive officers, who are employees of our Advisor.  The Company has the right to terminate the Advisory Agreement with Shidler Pacific Advisors, with or without cause, upon 90 days’ notice if so determined by the vote of a majority of our directors who are not affiliated with the Advisor.  The board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each.  The board is responsible for overseeing the process by which our management assesses and manages our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control these exposures. The board of directors also evaluates the policies implemented by management to assure the adequacy of internal control and the financial reporting process, and to monitor compliance with laws and regulations and the Company’s code of business conduct and ethics.
Meetings and Attendance
Our board of directors met two times in the fiscal year ended December 31, 2012. Each director attended at least 75% of the aggregate number of board and applicable committee meetings in 2012. We encourage but do not require board members to attend our annual meetings of stockholders. One of our directors was in attendance at our annual meeting of stockholders in 2012.
Director Nominations
As stated above, our board of directors no longer has a nominating and corporate governance committee, and the board has not adopted a charter regarding the director nomination process. Considering the size of our board of directors, our board of directors believes that decisions relating to nominations for election to the board, including the evaluation of director nominees recommended by stockholders, can be made on a case-by-case basis by the whole board.
Our board of directors will evaluate a director nominee recommended by stockholders in the same manner as it evaluates director candidates recommended otherwise. See the section of this proxy statement entitled “QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING” for a description about how stockholders desiring to make nominations for directors can do so. When considering potential director candidates, the board will consider the candidate’s experience, knowledge, skills, expertise, judgment, acumen, character, integrity, diversity, ability to make independent analytical inquiries, understanding of our business environment and willingness to devote adequate time and efforts to board responsibilities. We believe that selecting candidates on the basis of these criteria enhances the board’s ability to manage and direct the affairs and business of the Company. Although diversity may be a consideration in the selection of director nominees, the board does not have a formal policy with regard to the consideration of diversity in identifying director nominees.
Stockholder Communications
The board of directors has a process whereby stockholders and other interested parties can send communications to our directors. Anyone wishing to communicate directly with one or more directors may do so in writing, addressed to the director(s) or the entire board of directors, in care of the Office of the Chairman, Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813. To make confidential submissions to any director or to the entire board of directors, please indicate “confidential” on any correspondence.
Code of Business Conduct and Ethics
Our directors, officers and employees (if any) are governed by the Company’s code of business conduct and ethics, which is available on our website at http://www.pacificofficeproperties.com and in print free of charge to any stockholder that requests it. Amendments to, or waivers from, a provision of the code of business conduct and ethics will be posted to the Company’s website promptly following the date of the amendment or waiver.
2012 Director Compensation
During the first quarter of 2012, our directors were compensated under our former director compensation policy. Under this policy, our directors, except for Mr. Shidler and Mr. Ingebritsen, were entitled to an annual fee of $45,000. Mr. Higbee was entitled to an additional annual fee of $10,000 for his service as Chair of the Audit Committee. Mr. Shidler was entitled to an annual fee of $12,000 and Mr. Ingebritsen received no compensation for his services as director. We also paid our directors a fee of $1,000 for each board of directors meeting attended and a fee of $250 for each committee meeting attended.
As part of the cost saving measures put in place upon our externalization of management, which was effective on April 1, 2012, Mr. Shidler waived his annual fee going forward and the payment of meeting fees for each of our directors was discontinued. Directors are entitled to reimbursement for reasonable out-of-pocket costs incurred in connection with their services as directors. None of our directors held any outstanding equity awards as of December 31, 2012.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARD ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Jay H. Shidler	4,000	—	—	—	—	—	4,000
James R. Ingebritsen (1)	—	—	—	—	—	—	—
Clay W. Hamlin (2)	20,250	—	—	—	—	—	20,250
Michael W. Brennan	46,000	—	—	—	—	—	46,000
Robert L. Denton (3)	46,250	—	—	—	—	—	46,250
Paul M. Higbee (4)	24,417	—	—	—	—	—	24,417
____________

(1)	Mr. Ingebritsen resigned from the board, and as our President and Chief Executive Officer, effective as of March 29, 2012.

(2)	Mr. Hamlin’s term expired at the 2012 Annual Meeting.

(3)	Mr. Denton resigned from the board on January 28, 2013.

(4)	Mr. Higbee’s term expired at the 2012 Annual Meeting.

Executive Officer Compensation
From February 1, 2011 through March 31, 2012, we were internally managed and employed and compensated our executive officers and other employees. Effective April 1, 2012, we became externally managed by Shidler Pacific Advisors. Since that date, we do not have any employees and do not compensate our executive officers for their service in such capacity. In accordance with our Advisory Agreement with Shidler Pacific Advisors, Shidler Pacific Advisors manages, operates and administers our day-to-day operations, business and affairs, for which it receives a management fee and is entitled to certain other fees. Our executive officers are officers of Shidler Pacific Advisors and are compensated by Shidler Pacific Advisors. See the section of this proxy statement entitled “Certain Relationships and Related Transactions” below for a discussion of fees and expenses paid to Shidler Pacific Advisors and its affiliates.
We refer to the persons listed in the following Summary Compensation Table as our “named executive officers.” The Summary Compensation Table shows the compensation we paid to each of our named executive officers for 2011 and 2012. We did not pay total compensation to any other executive officer in excess of $100,000 for the year ended December 31, 2012. Neither of our current executive officers has an employment agreement with us.
Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NONEQUITY INCENTIVE PLAN COMPENSATION ($)	NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)

Lawrence J. Taff	2012	62,500	—	—	—	—	—	5,035	67,535
President and CEO (1)	2011	229,167	25,000	—	—	—	—	17,435	271,602

James R. Ingebritsen	2012	93,750	—	—	—	—	—	8,899	102,649
Former President and CEO (2)	2011	343,750	375,000	—	—	—	—	46,933	765,683

____________

(1)	Mr. Taff served as our Executive Vice President until March 29, 2012, when he was appointed as President, Chief Executive Officer, Chief Financial Officer and Treasurer.

(2)	Mr. Ingebritsen resigned as our President and Chief Executive Officer effective as of March 29, 2012.

(3)	“All Other Compensation” for each of our named executive officers is comprised of the following:

	YEAR	AUTO ALLOWANCE AND PARKING ($)	HEALTH INSURANCE PREMIUMS ($)	MATCHING OF CONTRIBUTIONS TO 401(K) ($)	ACCRUED VACATION PAY ($)	TOTAL ($)
Mr. Taff	2012	1,068	1,467	2,500	—	5,035
	2011	3,892	6,626	6,917	—	17,435
Mr. Ingebritsen	2012	4,500	2,288	1,875	236	8,899
	2011	16,500	8,496	437	21,500	46,933

Outstanding Equity Awards at Fiscal Year-End 2012
Neither of our named executive officers held any outstanding equity awards at December 31, 2012.
Employment Agreement with Mr. Ingebritsen
On March 29, 2010, our former advisor, Pacific Office Management, Inc., which we refer to as Pacific Office Management, entered into an employment agreement with Mr. Ingebritsen, our former President and Chief Executive Officer. The employment agreement was amended and restated on April 19, 2011, but made effective as of February 1, 2011, concurrent with the internalization of our management. The term of Mr. Ingebritsen’s employment agreement ended on March 29, 2012, concurrent with his resignation as our President and Chief Executive Officer and as a member of our board of directors.
Mr. Ingebritsen’s employment agreement provided for an annual base salary of $375,000. For the 2011 calendar year, Mr. Ingebritsen was guaranteed an annual cash bonus of not less than $375,000. Under the agreement, he was entitled to a monthly automobile allowance in the amount of $1,500 and was entitled to participate in all benefit plans, programs or practices to the same extent as our executive officers generally.
Stock Incentive Plan
We do not currently, and did not in 2011 or 2012, have a stock incentive plan for the benefit of our executive officers, our employees or employees of Pacific Office Management or Shidler Pacific Advisors. The 2008 Directors’ Stock Plan, referred to as the Plan, which permitted grants to members of the board of directors of incentive stock options, stock appreciation rights, and stock awards, including grants of restricted stock units or other equity-based awards, was adopted by our board on May 21, 2008, and approved by stockholders at our 2009 annual meeting of stockholders. As of December 31, 2012, there were no outstanding awards under the Plan. The Plan was terminated by our board of directors on February 25, 2013.
The following table provides information as of December 31, 2012 regarding the Plan. We currently have no equity compensation plans.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
	(A)	(B)	(C)
Equity compensation plans approved by security holders	–	$ –	28,978
Equity compensation plans not approved by security holders	–	–	–
Total	–	$ –	28,978

Indemnification of Directors and Officers
Our charter and the partnership agreement of our Operating Partnership provide for indemnification of our directors and officers against liabilities to the fullest extent permitted by applicable law. If a director or officer is a party, or is threatened to be made a party, to any proceeding by reason of such director’s or officer’s status as a director or officer, we must indemnify such director or officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or officer received an improper personal benefit in money, property or services; or

•	in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful.
In the event of any amendment to the Maryland General Corporation Law, or MGCL, permitting us to provide broader indemnification rights than are currently set forth in our charter, such rights would be provided to the fullest extent required or permitted by the MGCL as so amended. Any amendment of the partnership agreement of our Operating Partnership related to the indemnification of our directors and officers will be prospective only and will not affect our existing indemnification obligations to our directors or officers.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding beneficial ownership and voting power of all of our Class A Common Stock as of April 1, 2013, by: (i) each person who we know to own beneficially more than 5% of our Class A Common Stock, (ii) each of our directors and named executive officers and (iii) all of our current directors and executive officers as a group. As of April 1, 2013, none of our directors or executive officers own any shares of Senior Common Stock or Class B Common Stock. To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

				NUMBER OF LIMITED PARTNERSHIP UNITS REPRESENTING ECONOMIC INTERESTS (4)

	SHARES BENEFICIALLY OWNED (2)
NAME AND ADDRESS (1)	NUMBER OF SHARES OF LISTED COMMON STOCK	PERCENT OF CLASS	PERCENT OF TOTAL VOTING POWER (3)
Jay H. Shidler	46,921,043 (5)	19.0%	89.3%	17,734,355
Michael W. Brennan	26,109	*	*	133,514
Lawrence J. Taff	188,247	4.8%	*	4,477,052
Kimberly F. Aquino	–	–	–	330,989

All current directors and executive officers as a group (4 persons) (6)	47,135,399	24.4%	89.7%	22,675,910

James R. Ingebritsen	178,247 (7)	4.5%	*	4,502,589

James C. Reynolds	477,004 (8)	12.1%	*	10,827,368
Matthew J. Root	198,247 (9)	5.0%	*	4,502,589
____________

*	Less than 1%.

(1)	Unless otherwise indicated, the address for each listed person is c/o Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813.

(2)
Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 and generally includes securities that a person has the right to acquire within 60 days.

(3)
Based on a total of 3,941,142 shares of Class A Common Stock, 100 shares of Class B Common Stock, 2,410,839 shares of Senior Common Stock and one share of Proportionate Voting Preferred Stock outstanding as of April 1, 2013. In calculating the percentage of total voting power, the voting power of shares of Class A Common Stock (one vote per share), Class B Common Stock (one vote per share), Senior Common Stock (one vote per share) and Proportionate Voting Preferred Stock (one vote for each share of Class A Common Stock for which the Common Units and Preferred Units held by POP Venture, LLC, referred to as Venture, could be exchanged, or 46,173,693 votes) has been aggregated.

(4)
The number of units reported reflects each listed person’s indirect economic interests in units of our Operating Partnership held by Venture. Such interests are held by such listed person through indirect membership interests in Venture and for which such listed person, except for Mr. Shidler, exercises no voting power or investment power.

(5)
Includes 747,350 shares of Class A Common Stock held indirectly by Mr. Shidler and 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units held by Venture, which is controlled by Mr. Shidler, and for which the Common Units and Preferred Units would be exchangeable absent any restrictions currently placed on such exchange. The percentage reported under “Percent of Class” does not reflect the 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units, as referenced above. Pursuant to a Schedule 13D/A filed with the SEC on October 5, 2009, Mr. Shidler, Shidler Equities L.P., a Hawaii limited partnership (“Shidler LP”), and Shidler Equities Corp., a Hawaii corporation (“Shidler Corp.” and collectively, with Mr. Shidler and Shidler LP, “Shidler”) have sole voting and sole dispositive power over 747,350 shares of Class A Common Stock.

(6)
Includes 46,173,693 shares of Class A Common Stock represented by the Common Units and Preferred Units held by Venture, which is controlled by Mr. Shidler, and into which the Common Units and Preferred Units would be exchangeable absent any restrictions currently placed on such exchange.

(7)
Includes 88,247 shares of Class A Common Stock held directly by JRI Equities, LLC, of which Mr. Ingebritsen is the managing member, and 90,000 shares of Class A Common Stock held by a trust of which Mr. Ingebritsen is the trustee. Mr. Ingebritsen disclaims beneficial ownership of the 90,000 shares held by the trust. Mr. Ingebritsen’s minor children are the beneficiaries of the Ingebritsen Children Trust, an irrevocable trust that owns an additional 100,000 shares of Class A Common Stock; Mr. Ingebritsen does not have investment or voting control over these shares. Mr. Ingebritsen’s address is c/o Parallel Capital Partners, Inc., 10188 Telesis Court, Suite 222, San Diego, CA 92121.

(8)
Information based on a Schedule 13G/A filed with the SEC on October 2, 2009, by James C. Reynolds, Reynolds Partners, L.P., a Hawaii limited partnership (“Reynolds Partners”) of which the general partner is JC Reynolds, LLC, a Hawaii limited liability company of which Mr. Reynolds is the managing member, and The James C. Reynolds Revocable Living Trust, under a Trust Agreement dated May 25, 1982 for The James C. Reynolds Revocable Living Trust (the “Reynolds Trust”), of which Mr. Reynolds is the trustee. The Schedule 13G/A states that Mr. Reynolds has sole voting and sole dispositive power over 200,504 shares of Class A Common Stock held by Reynolds Partners and 276,500 shares of Class A Common Stock held by the Reynolds Trust. Mr. Reynolds’s address is c/o Parallel Capital Partners, Inc., 10188 Telesis Court, Suite 222, San Diego, CA 92121.

(9)
Information based on a Schedule 13D filed with the SEC on October 5, 2009. Includes 98,247 shares of Class A Common Stock held directly by MJR Equities, LLC, of which Mr. Root is the managing member, and 100,000 shares of Class A Common Stock held by a trust of which Mr. Root is the trustee. Mr. Root disclaims beneficial ownership of the 100,000 shares held by this trust. Mr. Root’s minor children are the beneficiaries of the Root Family Investment Trust, an irrevocable trust that owns an additional 90,000 shares of Class A Common Stock; Mr. Root does not have investment or voting control over these shares. Mr. Root’s address is c/o Parallel Capital Partners, Inc., 10188 Telesis Court, Suite 222, San Diego, CA 92121.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.
To the best of the Company’s knowledge and based solely on written representations that no reports were required, no officers, directors or greater than 10% beneficial owners failed to file, on a timely basis, any Forms 3, 4 or 5 during the year ended December 31, 2012.
Certain Relationships and Related Transactions
Until February 1, 2011, we were externally advised by Pacific Office Management, an entity that was owned and controlled by Mr. Shidler and certain of our executive officers and related parties. Pursuant to our Advisory Agreement with Pacific Office Management, Pacific Office Management was entitled to an annual corporate management fee of one tenth of one percent (0.1%) of the gross cost basis of our total property portfolio (less accumulated depreciation and amortization), but in no event less than $1.5 million per annum. Although we were responsible for all direct expenses incurred by us for certain services for which we were the primary service obligee, Pacific Office Management bore the cost and was not reimbursed by us for any expenses incurred by it in the course of performing operational advisory services for us, which expenses included, but were not limited to, salaries and wages, office rent, equipment costs, travel costs, insurance costs, telecommunications and supplies. The corporate management fee was subject to reduction of up to $750,000 based upon the amounts of the direct costs that we bore. Additionally, Pacific Office Management and its affiliates were entitled to receive property management fees of 2.5% to 4.5% of the rental cash receipts collected by the properties, leasing fees consistent with the prevailing market as well as property transaction fees in an amount equal to 1% of the contract price of any acquired or disposed property; however, such property management fees, leasing fees, and property transaction fees were required to be consistent with prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located.
Pacific Office Management was also entitled to certain fees related to any placement of debt or equity that we undertook, including (i) 0.50% of the total amount of co-investment equity capital procured, (ii) 0.50% of the total gross offering proceeds including, but not limited to, the issuance or placement of equity securities and the issuance of Operating Partnership units, and (iii) 0.50% of the principal amount of any new indebtedness related to properties that we wholly own, and on properties owned in a joint venture with co-investment partners or entity-level financings, as well as on amounts available on our credit facilities and on the principal amount of indebtedness we may issue.
Effective as of February 1, 2011 we internalized our management by terminating the Advisory Agreement and acquiring all of the outstanding stock of Pacific Office Management for an aggregate purchase price of $25,000. Pacific Office Management waived the internalization fee equal to $1.0 million, plus certain accrued and unreimbursed expenses.
Externalization of Management
In connection with our strategy to reduce costs as much as reasonably practicable in the near future, we became externally advised once again effective as of April 1, 2012. Our Advisor is Shidler Pacific Advisors, an entity that is owned and controlled by Mr. Shidler. Under our Advisory Agreement with Shidler Pacific Advisors, Shidler Pacific Advisors is responsible for the day-to-day operation and management of the Company and the Operating Partnership in accordance with guidelines established by our board of directors.

For performing services under the Advisory Agreement, Shidler Pacific Advisors is entitled to:

•	a corporate management fee of $213,300 per quarter, which is payable in arrears on a quarterly basis; and

•	real property asset management and related fees for performing real property management and related services for the Company.
Real property asset management and related fees payable are required to be based on the prevailing market rates for similar services provided on an arms-length basis in the area in which the subject property is located, and must be approved by a majority of our directors who are not employees of the Company or Shidler Pacific Advisors. The Advisory Agreement is terminable by either party on 90 days’ notice. In connection with the externalization of management, Shidler Pacific Advisors acquired substantially all of the assets of Pacific Office Management for an aggregate purchase price of $25,000.
Prior to the internalization of our management in February 2011, we paid Pacific Office Management and its related parties, and subsequent to the externalization of our management in April 2012, we paid Shidler Pacific Advisors and its related parties, the amounts summarized in the table below for the indicated periods (in thousands) with respect to the fees described above:

	SHIDLER PACIFIC ADVISORS AND AFFILIATES FEES FOR THE YEAR ENDED DECEMBER 31, 2012	PACIFIC OFFICE MANAGEMENT AND AFFILIATES FEES FOR THE ONE MONTH ENDED JANUARY 31, 2011
Property management (1)	$1,488	$255
Corporate management	640	63
Construction management and other	102	3
Total	$2,230	$321

(1)	Property management fees are calculated as a percentage of the rental cash receipts collected by the properties (ranging from 2.5% to 4.5%), plus the payroll costs of on-site employees.
Pacific Office Management and Shidler Pacific Advisors leased space from us at certain of our wholly-owned properties for building management and corporate offices. The rents from these leases totaled $0.4 million for the year ended December 31, 2012 from Shidler Pacific Advisors and $0.1 million for the one month ended January 31, 2011 from Pacific Office Management.
Unsecured Notes Payable to Related Parties
At December 31, 2012 and 2011, we had promissory notes payable by the Operating Partnership to certain affiliates in the aggregate principal amount of $21.1 million, at both dates, which were originally issued to fund certain capital improvements upon the completion of our formation transactions and upon the exercise of an option granted to us by Venture and its affiliates as part of our formation transactions. Based on their respective ownership in the entities holding these notes, at December 31, 2012, the aggregate principal amount attributable to each of Messrs. Shidler, Reynolds, Ingebritsen, Root and Taff was $6.8 million, $6.1 million, $2.7 million, $2.7 million and $2.0 million, respectively.  Interests in the remaining $0.8 million are held by entities controlled by Mr. Reynolds.
The promissory notes accrue interest at a rate of 7% per annum, with interest payable quarterly, subject to the Operating Partnership’s right to defer the payment of interest for any or all periods up until the date of maturity. The promissory notes originally matured on various dates commencing on March 19, 2013 through August 31, 2013, but the Operating Partnership may elect to extend maturity for one additional year. We have extended the maturity of the promissory notes originally scheduled to mature on March 19, 2013 through May 31, 2013, and expect to extend the maturity of the remaining promissory notes, for the additional year. Maturity accelerates upon the occurrence of a) an underwritten public offering of at least $75 million of our common stock; b) the sale of substantially all the assets of the Company; or c) the merger of the Company with another entity. The promissory notes are unsecured obligations of the Operating Partnership.
For the period from March 20, 2008 through December 31, 2012, interest payments on the unsecured notes payable to related parties have been deferred with the exception of $0.3 million which was related to a portion of the notes exchanged for Class A Common Stock in 2009.  At December 31, 2012 and 2011, $8.1 million and $6.1 million, respectively, of accrued interest attributable to unsecured notes payable to related parties is included in accounts payable and other liabilities in the Company’s consolidated balance sheets.
Indemnification Agreements
As security for the Operating Partnership’s credit agreement with First Hawaiian Bank, Shidler LP pledged to First Hawaiian Bank a certificate of deposit in the principal amount of $25 million.  As a condition to the pledge, the Operating Partnership and Shidler LP entered into an indemnification agreement pursuant to which the Operating Partnership agreed to indemnify Shidler LP from any losses, damages, costs and expenses incurred by Shidler LP in connection with the pledge.  In addition, to the extent that all or any portion of the certificate of deposit is withdrawn by First Hawaiian Bank and applied to the payment of principal, interest and/or charges under the credit agreement, the Operating Partnership agreed to pay to Shidler LP interest on the withdrawn amount at a rate of 7.00% per annum from the date of the withdrawal until the date of repayment in full by the Operating Partnership to Shidler LP.  Pursuant to the indemnification agreement, the Operating Partnership also agreed to pay to Shidler LP an annual fee of 2.00% of the entire $25 million principal amount of the certificate of deposit. During each of the years ended December 31, 2012 and 2011, we paid $0.5 million to Shidler LP pursuant to this agreement.
The mortgage debt that we maintain for our consolidated properties and unconsolidated joint venture properties is typically property-specific debt that is non-recourse to our Operating Partnership, except for customary recourse carve-outs for borrower misconduct and environmental liabilities. The recourse liability for borrower misconduct and environmental liabilities was guaranteed by Mr. Reynolds. Our Operating Partnership has agreed to indemnify Mr. Reynolds to the extent of his guaranty liability.
In May 2011, we defaulted on our loan secured by the Sorrento Technology Center property. We ceased making the required debt service payments on the loan and on June 6, 2011, we received a notice of default. On January 5, 2012, the lender foreclosed on the loan and took back the property. As a result of the foreclosure action, certain contract parties (including Venture and other entities in which Messrs. Shidler, Taff, Ingebritsen, Root and Reynolds own interests) may claim they are entitled to a make-whole cash payment under the tax protection agreements relating to the property. We do not believe that this foreclosure requires indemnity under the tax protection agreements. However, if the contract parties contest this interpretation and are successful, we believe that liability would not exceed $3.0 million, which is the estimated approximate built-in gain associated with the property multiplied by the highest applicable tax rate, plus a gross-up amount.
In June 2012, we completed the sale of our fee and leasehold interests in our First Insurance Center property, located in Honolulu, Hawaii, to an unaffiliated third party for aggregate consideration of $70.5 million (including the assumption of $52 million in existing debt encumbering the property). As a result of the sale, certain contract parties (including Venture and other entities in which Messrs. Shidler, Taff, Ingebritsen, Root and Reynolds own interests) may claim they are entitled to a make-whole cash payment under the tax protection agreements relating to the property.  We do not believe that liability under these agreements could exceed $9.1 million, which is the estimated approximate built-in gain associated with the property multiplied by the highest applicable tax rate, plus a gross-up amount.  However, any requested payment could be challenged by us or significantly reduced.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The board of directors has selected and appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2013. Ernst & Young audited our consolidated financial statements as of and for the years ended December 31, 2012 and 2011. Although ratification by stockholders is not required by law or by our bylaws, our board of directors believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the board of directors, in its discretion, may select a different independent registered public accounting firm at any time if the board of directors believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of Ernst & Young, the board of directors will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors. A representative of Ernst & Young is not expected to be present at the Annual Meeting.
Fees
The following table sets forth the aggregate fees billed to us by our principal accountant, Ernst & Young, for professional services rendered on behalf of the Company and its subsidiaries for fiscal years 2012 and 2011, as well as all out-of-pocket costs incurred in connection with these services (amounts in thousands).

	2012	2011
Audit Fees	$407	$531
Audit-Related Fees	—	80
Tax Fees	189	370
All Other Fees	—	—
Total	$596	$981

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s quarterly reports, and audits of the Company’s joint venture properties. Audit-related fees consist of fees billed for services rendered in relation to the Company’s equity offerings and for miscellaneous accounting consultations. For 2012, tax fees consist of $0.16 million in fees billed for tax return preparation and compliance services and $0.03 million in fees billed for other tax consultations. For 2011, tax fees consist of $0.28 million in fees billed for tax return preparation and compliance services and $0.10 million in fees billed for other tax consultations related to the Company’s equity offerings.
Pre-Approval Policies and Procedures
The Company’s board of directors, which serves as the audit committee following the dissolution of the Company’s standing audit committee in April 2012, reviews the scope and extent of all audit and non-audit services to be provided by our independent registered public accounting firm and reviews and pre-approves all fees to be charged for such services.  The board of directors may establish additional or other procedures for the approval of audit and non-audit services that our independent auditors perform.  In pre-approving services to be provided by the independent auditors, the board of directors considers whether such services are consistent with applicable rules regarding auditor independence.  All fees set forth in the table above were pre-approved by either the audit committee of our board of directors (prior to its dissolution) or the board of directors (following the dissolution of the audit committee).
Vote Required
Assuming a quorum is present, the ratification of the appointment of Ernst & Young as our independent registered public accounting firm requires the approval of a majority of the votes cast at the Annual Meeting.

Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your bank, broker or other nominee may vote your shares in its discretion with respect to this proposal.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Introduction
In connection with SEC rules adopted in accordance with the recently-enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, referred to as the Dodd-Frank Act, we are including a proposal for our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of the executive officers listed in the Summary Compensation Table under the heading “Executive Officer Compensation” included elsewhere in this proxy statement. We refer to these executive officers as our “named executive officers.” This proposal, commonly known as a “say-on-pay” proposal, gives you the opportunity to endorse or not endorse the compensation program and policies for our named executive officers. The stockholder vote on this proposal is advisory and non-binding and serves only as a recommendation to our board of directors.
The compensation of our named executive officers included in the Summary Compensation Table was paid by us prior to the externalization of our management, which was effective April 1, 2012. Following the externalization of management, we do not have any employees and therefore do not currently pay compensation to any executive officers or other employees. Our Advisor, Shidler Pacific Advisors, conducts our day-to-day operations on our behalf and provides services to us that otherwise would be provided by employees. Our executive officers are now employees of Shidler Pacific Advisors and their services are provided to us by Shidler Pacific Advisors. Shidler Pacific Advisors now compensates them directly and in its sole discretion in connection with their services rendered to Shidler Pacific Advisors and to us. Neither of our current executive officers has an employment agreement with us and we do not pay them salaries or bonuses or provide them with other compensation or benefits.
As required by Section 14A of the Securities Exchange Act of 1934, we are asking you to vote on the adoption of the following resolution:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and related narrative discussion.”
Vote Required
Assuming a quorum is present, the approval of the advisory vote on executive compensation requires the approval of a majority of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to this proposal.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 4: ADVISORY VOTE REGARDING FREQUENCY OF SAY-ON-PAY VOTES
Introduction
As described in Proposal 3, we are asking our stockholders to vote to approve the compensation of our named executive officers, as reported in this proxy statement pursuant to the SEC’s compensation disclosure rules. In accordance with the Dodd-Frank Act, Proposal 4 gives you the opportunity to cast a non-binding vote on how often we should include such an advisory vote on executive compensation in our proxy materials for future annual or other meetings for which we must include executive compensation information. Our stockholders will have the following three alternatives to choose from: (1) every year (“1 year” on the proxy card), (2) every two years (“2 years” on the proxy card) or (3) every three years (“3 years” on the proxy card). In addition, stockholders may choose to abstain from voting on this proposal.
Our board of directors recommends that you select every three years as the desired frequency for a non-binding, advisory vote of stockholders to approve the compensation of our named executive officers. We believe this frequency is appropriate because, as described above, we no longer provide any compensation to our executive officers and do not currently expect to do so in the future.
As noted above, the proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our board of directors. Instead, the option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders.
While we intend to consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us or our board of directors. The board of directors will consider the outcome of this vote when deciding upon the frequency of stockholder votes on executive compensation.
Vote Required
Because this proposal seeks the input of stockholder and provides stockholders with multiple voting options, there is no minimum vote requirement for this proposal. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF EVERY THREE YEARS WITH RESPECT TO THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EVERY THREE YEARS UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

REPORT OF THE BOARD OF DIRECTORS ACTING AS THE AUDIT COMMITTEE
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company incorporates it by specific reference.
The board of directors does not have an audit committee. Instead, the full board of directors performs the equivalent functions of an audit committee. In this context:

1.	The board of directors has reviewed and discussed with management the audited financial statements of Pacific Office Properties Trust, Inc. for the fiscal year ended December 31, 2012.

2.
The board of directors has discussed with representatives of Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.
The board of directors has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the board of directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the board of directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.
Submitted by the Board of Directors acting as the Audit Committee:
Jay H. Shidler
Michael W. Brennan

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PACIFIC OFFICE PROPERTIES TRUST, INC.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 23, 2013.

Vote by Internet

- Go to **www.investorvote.com/PCFO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR both the nominees listed, FOR Proposals 2 and 3 and 3 YEARS with respect to Proposal 4.

+

1. Election of Directors:

Nominee	For	Withhold
01 - Jay H. Shidler	☐	☐
02 - Michael W. Brennan	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
4. To cast an advisory vote regarding the frequency of say-on-pay votes.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 1 6 2 6 3 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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01N36B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET <u>OR</u> TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PACIFIC OFFICE PROPERTIES TRUST, INC.

Proxy Solicited by Board of Directors for Annual Meeting — May 23, 2013

Lawrence J. Taff and Kimberly F. Aquino, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pacific Office Properties Trust, Inc. to be held at 841 Bishop Street, Suite 1700, Honolulu, HI 96813 on Thursday, May 23, 2013 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR both nominees, FOR Proposals 2 and 3 and 3 YEARS with respect to Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

PACIFIC OFFICE PROPERTIES TRUST, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR both the nominees listed, FOR Proposals 2 and 3 and 3 YEARS with respect to Proposal 4.

+

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Jay H. Shidler	☐	☐	02 - Michael W. Brennan	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. To cast an advisory vote regarding the frequency of say-on-pay votes.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 6 2 6 3 5 2 +

01N37B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PACIFIC OFFICE PROPERTIES TRUST, INC.

Proxy Solicited by Board of Directors for Annual Meeting — May 23, 2013

Lawrence J. Taff and Kimberly F. Aquino, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pacific Office Properties Trust, Inc. to be held at 841 Bishop Street, Suite 1700, Honolulu, HI 96813 on Thursday, May 23, 2013 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR both nominees, FOR Proposals 2 and 3 and 3 YEARS with respect to Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)